BBH U.S. EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 2001

   Shares                                                             Value
   ------                                                             -----
            COMMON STOCKS (98.8%)
            BASIC MATERIALS (2.6%)
   28,040   Alcoa, Inc. ......................................     $   904,851
   23,060   International Paper Co. ..........................         825,548
                                                                   -----------
            TOTAL BASIC MATERIALS ............................       1,730,399
                                                                   -----------
            CAPITAL GOODS/DURABLES (6.9%)
   20,560   Dover Corp. ......................................         677,452
   60,770   General Electric Co. .............................       2,212,636
   21,350   Illinois Tool Works, Inc. ........................       1,221,220
   36,960   Solectron Corp.* .................................         454,608
                                                                   -----------
            TOTAL CAPITAL GOODS/
              DURABLES .......................................       4,565,916
                                                                   -----------
            CONSUMER NON-DURABLES (8.3%)
   31,740   Avon Products, Inc. ..............................       1,486,384
   34,020   Coca Cola Co. ....................................       1,628,877
   32,180   Estee Lauder Companies, Inc. .....................       1,037,805
   44,130   Gillette Co. .....................................       1,372,002
                                                                   -----------
            TOTAL CONSUMER
              NON-DURABLES ...................................       5,525,068
                                                                   -----------
            ENERGY (11.5%)
   11,200   ChevronTexaco Corp. ..............................         991,760
   21,650   Duke Energy Corp. ................................         831,577
   66,122   Exxon Mobil Corp. ................................       2,608,513
   34,344   Mirant Corp.* ....................................         892,944
   20,150   Royal Dutch Petroleum Co. ........................       1,017,776
   45,920   Williams Companies, Inc. .........................       1,325,710
                                                                   -----------
            TOTAL ENERGY .....................................       7,668,280
                                                                   -----------
            FINANCE (18.0%)
   18,504   American International Group .....................       1,454,414
   32,570   Bank of New York Co., Inc. .......................       1,107,706
   50,396   Citigroup, Inc. ..................................       2,294,026
   16,545   Fannie Mae .......................................       1,339,483
   53,510   FleetBoston Financial Corp. ......................       1,758,339
   14,450   Hartford Financial Services
              Group, Inc. ....................................         780,300
   25,120   Merrill Lynch & Co., Inc. ........................       1,097,995

            FINANCE (continued)
   18,540   Morgan Stanley ...................................     $   906,977
   26,500   St. Paul Companies, Inc. .........................       1,216,350
                                                                   -----------
            TOTAL FINANCE ....................................      11,955,590
                                                                   -----------
            HEALTH CARE (11.4%)
    9,600   Applera Corp. - Applied
              Biosystems Group ...............................         280,128
   29,380   Lilly (Eli) & Co. ................................       2,247,570
   25,650   Medtronic, Inc. ..................................       1,033,695
   55,060   Pfizer, Inc. .....................................       2,307,014
   42,034   Pharmacia Corp. ..................................       1,703,218
                                                                   -----------
            TOTAL HEALTH CARE ................................       7,571,625
                                                                   -----------
            RETAIL (7.2%)
   33,580   Costco Wholesale Corp.* ...........................      1,270,331
   37,212   Home Depot, Inc. ..................................      1,422,615
   12,900   Kohls Corp.* ......................................        717,369
   26,570   Wal-Mart Stores, Inc. .............................      1,365,698
                                                                   -----------
            TOTAL RETAIL ......................................      4,776,013
                                                                   -----------
            SERVICES (11.4%)
   36,290   AOL Time Warner, Inc.* ............................      1,132,611
   32,540   Cox Communications, Inc.* .........................      1,246,282
   62,867   Qwest Communications
              International, Inc. .............................        814,128
   45,550   SBC Communications, Inc. ..........................      1,735,910
   44,780   Sprint Corp. PCS Group * ..........................        998,594
   13,550   Verizon Communications, Inc. ......................        674,926
   27,797   Viacom, Inc. (Class B)* ...........................      1,014,868
                                                                   -----------
            TOTAL SERVICES ....................................      7,617,319
                                                                   -----------
            TECHNOLOGY (20.2%)
   18,000   Applied Materials, Inc.* ..........................        613,980
   28,080   Automatic Data Processing, Inc.....................      1,450,613
   64,390   Cisco Systems, Inc.* ..............................      1,089,479
   22,140   Computer Associates
              International, Inc. .............................        684,569
   57,600   Dell Computer Corp.* ..............................      1,381,248
   26,630   EMC Corp. * .......................................        328,082

                            BBH U.S. EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 2001

   Shares                                                             Value
   ------                                                             -----
            TECHNOLOGY (continued)
   38,900   Intel Corp. .......................................    $   949,938
   20,890   International Business
              Machines Corp. ..................................      2,257,582
   45,310   Microsoft Corp.* ..................................      2,634,776
   59,160   Sun Microsystems, Inc.* ...........................        600,474
   51,070   Texas Instruments, Inc. ...........................      1,429,449
                                                                   -----------
            TOTAL TECHNOLOGY ..................................     13,420,190
                                                                   -----------

            TRANSPORTATION (1.3%)
   17,100   United Parcel Service, Inc. .......................
            (Class B) .........................................    $   872,100
                                                                   -----------
            TOTAL TRANSPORTATION ..............................        872,100
                                                                   -----------

TOTAL INVESTMENTS, (Identified cost $81,205,227) (a) ..   98.8%    $65,702,500
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ........    1.2         825,474
                                                          ----     -----------
NET ASSETS ............................................  100.0%    $66,527,974
                                                         =====     ===========

----------
*    Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $85,096,832, the aggregate gross unrealized appreciation is $2,788,136 and the aggregate gross unrealized depreciation is $22,182,468, resulting in net unrealized depreciation of $19,394,332.

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 2001

ASSETS:
   Investments in securities, at value
     (identified cost $81,205,227) .............................   $65,702,500
   Cash ........................................................     1,069,858
   Receivables for:
     Investments sold ..........................................     1,027,883
     Contributions .............................................       100,015
     Dividends .................................................        33,298
     Due from administrator ....................................         7,673
                                                                   -----------
  Total Assets .................................................    67,941,227
                                                                   -----------

LIABILITIES:
   Payables for:
     Investments purchased .....................................     1,003,147
     Withdrawals ...............................................       305,214
     Investment advisory fees ..................................        37,732
     Professional fees .........................................        34,884
     Custody fees ..............................................        29,244
     Administration fees .......................................         2,032
     Board of Trustees' fees ...................................         1,000
                                                                   -----------
       Total Liabilities .......................................     1,413,253
                                                                   -----------

NET ASSETS .....................................................   $66,527,974
                                                                   ===========

    The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                       For the year ended October 31, 2001

NET INVESTMENT LOSS:
   Income
      Dividends (net of withholding tax of $191,099) ...........   $    590,795
                                                                   ------------
   Expenses:
      Investment advisory fees .................................        530,859
      Professional fees ........................................         34,079
      Custody fees .............................................         66,346
      Administrative fees ......................................         28,585
      Board of Trustees' fees ..................................          6,753
                                                                   ------------
            Total Expenses .....................................        666,622
            Fees paid indirectly ...............................        (31,517)
                                                                   ------------
            Net Expenses .......................................        635,105
                                                                   ------------
   Net Investment Loss .........................................        (44,310)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS:
      Net realized loss on investments .........................    (12,245,320)
      Change in unrealized appreciation
         (depreciation) on investments .........................    (18,283,485)
                                                                   ------------
            Net Realized and Unrealized Loss ...................    (30,528,805)
                                                                   ------------
     Net Decrease in Net Assets Resulting from Operations ......   $(30,573,115)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       For the years ended October 31,
                                                                       -------------------------------
                                                                           2001               2000
                                                                        -----------        ----------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment loss ...........................................   $     (44,310)   $    (119,859)
     Net realized loss on investments ..............................     (12,245,320)      (5,104,406)
     Change in unrealized appreciation (depreciation) on investments     (18,283,485)       2,780,758
                                                                       -------------    -------------
          Net decrease in net assets resulting from operations .....     (30,573,115)      (2,443,507)
                                                                       -------------    -------------
   Capital transactions:
     Proceeds from contributions ...................................      18,944,843      169,647,677
     Fair value of withdrawals .....................................     (28,424,643)     (60,623,281)
                                                                       -------------    -------------
          Net increase (decrease) in net assets resulting from
             capital transactions ..................................      (9,479,800)     109,024,396
                                                                       -------------    -------------
             Total increase (decrease) in net assets ...............     (40,052,915)     106,580,889

NET ASSETS:
   Beginning of year ...............................................     106,580,889               --
                                                                       -------------    -------------
   End of year .....................................................   $  66,527,974    $ 106,580,889
                                                                       =============    =============

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                          For the years ended
                                                             October 31,
                                                        ----------------------
                                                        2001              2000
                                                        ----              ----
Total Return ........................................   (29.95)%         (0.47)%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted) ........  $66,528        $106,581
   Expenses as a percentage of average net assets:
     Expenses paid by Portfolio .....................     0.78%           0.82%
     Expense offset arrangement .....................     0.04%           0.02%
                                                       -------        --------
          Total Expenses ............................     0.82%           0.84%
   Ratio of net investment loss to average net assets    (0.05)%         (0.12)%
   Portfolio turnover rate ..........................       55%            130%

   The accompanying notes are an integral part of these financial statements.

                            BBH U.S. EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS

     1. Organization and Significant Accounting Policies. The BBH U.S. Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a trust under the laws of the State of New York on June 15, 1993. The Portfolio commenced operations on November 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

     The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

          B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

          C. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.

     2. Transactions with Affiliates.

     Investment Advisory Fees. The Portfolio has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which it pays BBH a fee calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Portfolio's average daily net assets. For the year ended October 31, 2001, the Portfolio incurred $530,859 for advisory services.

     Administrative Fees. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC") for which it pays BBHTC a fee calculated daily and paid monthly at an annual rate equivalent to 0.035% of the Portfolio's average daily net assets. BBHTC has a subadministration agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the BBHTC. For the year ended October 31, 2001, the Portfolio incurred $28,585 for administrative services.

                            BBH U.S. EQUITY PORTFOLIO

     Custody Fees. The Portfolio has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. For the year ended October 31, 2001, the Portfolio incurred $66,346 for custody services. Custody fees for the Portfolio were further reduced by $31,517 as a result of an expense offset arrangement with the Portfolio's custodian.

     Board of Trustees' Fees. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Portfolio. For the year ended October 31, 2001 the Portfolio incurred $6,753 for these fees.

     3. Investment Transactions. For the year ended October 31, 2001, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $44,482,157 and $55,705,595 respectively. There were no purchases or sales of U.S. government obligations during the year. For that same period the Portfolio paid brokerage commissions of $11,813 to BBH for transactions executed on its behalf.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Investors
BBH U.S. Equity Portfolio:

     We have audited the accompanying statement of assets and liabilities of BBH U.S. Equity Portfolio, including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBH U.S. Equity Portfolio as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001